                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                             --------------------

                                  FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              SEPTEMBER 29, 1997
                   ----------------------------------------
               Date of report (Date of earliest event reported)

                            SIGNATURE RESORTS, INC.
                   -----------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        Maryland                     000-21193                 95-4582157
(State or other Jurisdiction   (Commission Title Number)     (IRS Employer
      of Incorporation)                                  Identification Number)


                      1875 SOUTH GRANT STREET, SUITE 650
                         SAN MATEO, CALIFORNIA  94402
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                                (650) 312-7171
                   ------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On September 29, 1997, Signature Resorts, Inc. (the "Company") issued a press release (the "Press Release") announcing that its Board of Directors had approved a three-for-two stock split in the form of a common stock dividend payable on October 27, 1997 to stockholders of record on October 10, 1997. A copy of the Press Release is attached as exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS

         Exhibit 99 - Text of Press Release issued by the Company dated September 29, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIGNATURE RESORTS, INC.


                                   By: /s/  ANDREW D. HUTTON
                                      ------------------------------
                                      Name: Andrew D. Hutton
                                      Title: Vice President and General Counsel

Dated: October 3, 1997

                                 EXHIBIT INDEX

     99   Text of Press Release issued by the Company dated September 29, 1997.